Exhibit 10.1

Amended and Restated Stock Option Plan

HEMPTOWN CLOTHING INC.

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AMENDED AND RESTATED STOCK OPTION PLAN

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          This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Hemptown

Clothing Inc., its subsidiaries and affiliates.

1.        Definitions.

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          The terms used in this Plan shall, unless otherwise indicated

or required by the particular context, have the following meanings:

  Board:              The Board of Directors of Hemptown Clothing Inc.

  Common Stock:       The no par value common stock of Hemptown Clothing

                      Inc.

  Company:            Hemptown Clothing Inc., a corporation incorporated

                      under the laws of the Province of British

                      Columbia, Canada, and any successors in interest

                      by merger, operation of law, assignment or

                      purchase of all or substantially all of the

                      property, assets or business of the Company.

  Date of Grant:      The date on which an Option (see hereinbelow) is

                      granted under the Plan.

  Fair Market Value:  The Fair Market Value of the Option Shares.  Such

                      Fair Market Value as of any date shall be

                      reasonably determined by the Board; provided,

                      however, that if there is a public market for the

                      Common Stock, the Fair Market Value of the Option

                      Shares as of any date shall not be less than the

                      closing price for the Common Stock on the last

                      trading day preceding the date of grant; provided,

                      further, that if the Company's shares are not

                      listed on any exchange the Fair Market Value of

                      such shares shall not be less than the average of

                      the means between the bid and asked prices quoted

                      on each such date by any two independent persons

                      or entities making a market for the Common Stock,

                      such persons or entities to be selected by the

                      Board.  Fair Market Value shall be determined

                      without regard to any restriction other than a

                      restriction which, by its terms, will never lapse.

  Incentive Stock

  Option:             An Option as described in Section 9 hereinbelow

                      intended to qualify under section 422 of the

                      United States Internal Revenue Code of 1986, as

                      amended.

  Key Person:         A person designated by the Board upon whose

                      judgment, initiative and efforts the Company or a

                      Related Company may rely, who shall include any

                      Director, Officer, employee or consultant of the

                      Company.  A Key Person may include a corporation

                      that is wholly-owned and controlled by a Key

                      Person who is eligible for an Option grant, but in

                      no other case may the Company grant an option to a

                      legal entity other than an individual.

  Option:             The rights granted to a Key Person to purchase

                      Common Stock pursuant to the terms and conditions

                      of an Option Agreement (see hereinbelow).

  Option Agreement:   The written agreement (and any amendment or

                      supplement thereto) between the Company and a Key

                      Person designating the terms and conditions of an

                      Option.

  Option Shares:      The shares of Common Stock underlying an Option

                      granted to a Key Person.

  Optionee:           A Key Person who has been granted an Option.

  Related Company:    Any subsidiary or affiliate of the Company or of

                      any subsidiary of the Company.  The determination

                      of whether a corporation is a Related Company

                      shall be made without regard to whether the entity

                      or the relationship between the entity and the

                      Company now exists or comes into existence

                      hereafter.

2.        Purpose and scope.

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     (a)  The purpose of the Plan is to advance the interests of the           Company and its stockholders by affording Key Persons, upon           whose judgment, initiative and efforts the Company may rely for           the successful conduct of their businesses an opportunity for           investment in the Company and the incentive advantages inherent           in stock ownership in the Company.

     (b)  This Plan authorizes the Board to grant Options to purchase           shares of Common Stock to Key Persons selected by the Board           while considering criteria such as employment position or other           relationship with the Company, duties and responsibilities, ability, productivity, length of service or association,

          morale, interest in the Company, recommendations by supervisors and other matters.

3.        Administration of the Plan.

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          The Plan shall be administered by the Board.  The Board shall have the authority granted to it under this section and under each other section of the Plan.

          In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine.  In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 15% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted; (iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated.  In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable.  The Board may determine the form of Option Agreement to evidence each Option.

          The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

          The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan.  If the shares are not listed on any exchange, then such approval is not necessary.

          Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.

4.        The Common Stock.

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          Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 3,000,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10shall be substituted for the shares or into which such shares shall be adjusted.  Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 100% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board.  In this regard, and subject to the prior disinterested approvalof the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 100% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company.  All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

5.        Eligibility.

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          Options will be granted only to Key Persons.  Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.        Option Price and number of Option Shares.

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          The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

          The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 15% of the total number of issued and outstanding Common Stock of the Company.

7.        Duration, vesting and exercise of Options.

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     (a)  The option period shall commence on the Date of Grant and shall be up to

          10 years in length subject to the limitations in this

          Section 7 and the Option Agreement.

     (b)  During the lifetime of the Optionee the Option shall be exercisable only by the Optionee.  Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may

          determine.

     (c)  The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph

          (a) of this Section 7 or whether the Option shall be

          exercisable in installments or by vesting only.  If the Board determines the latter it shall determine the number of

          installments or vesting provisions and the percentage of the

          Option exercisable at each installment or vesting date.  In addition, all such installments or vesting shall be cumulative.

In this regard the Company will be subject, at all times, to any   rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.

     (d)  In the case of an Optionee who is a director or officer of the

          Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the

          Optionee ceases to serve in that position for either the

          Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or

          terminates (subject to the limitations at paragraph (a)

          hereinabove), but only to the extent that the option was

          exercisable according to its terms on the date the Optionee's position ceased or terminated.  After such 90-day period any unexercised portion of an Option shall expire.

     (e)  In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related

          Company), the Optionee ceases to be employed by either the

          Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a

          Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such

          cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the

          Optionee's employment ceased or terminated.  After such 60-day

          (or 30-day) period any unexercised portion of an Option shall expire.

     (f)  In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any

          unexercised portion of any Option held by the Optionee shall immediately expire.  For this purpose "cause" shall mean

          conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

     (g)  Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director,

          officer, employee or consultant of the Company or a Related

          Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer,

          employee or consultant of the Company or a Related Company, as the case may be.

     (h)  Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company

          written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the

          purchase price for the Option Shares purchased as set forth in

          Section 8.

8.       Payment for Option Shares.

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         In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

The Board shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory Note; (iv) other shares which (a) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised; (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (vi) a reduction in the amount of any Company liability to the optionee; (vii) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws; or (viii) any combination of the foregoing methods of payment.

Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Board of Directors or if and to the extent so provided in an Agreement.

9.        Incentive stock Options.

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     (a)  The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee

          eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

     (b)  The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the

          Fair Market Value of a share of Common Stock on the Date of

          Grant of the Incentive Stock Option.

     (c)  The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option

          Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7

          hereinabove.

10.       Changes in Common Stock, adjustments, etc.

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          In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged.  Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.       Relationship of employment.

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          Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.

12.       Non-transferability of Option.

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          No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

13.       Rights as a stockholder.

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          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.       Securities laws requirements.

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          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with.  Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

          In addition, the Company may not, except as otherwise directed by counsel to the Company, register any Option Shares for resale under the U.S. Act or under any other applicable securities legislation when the registration of any such Option Shares may be contrary or inconsistent with the intent of any provisions, rules or policies promulgated under the U.S. Act or any other securities legislation applicable to any such Option Shares.

15.       Disposition of Option Shares.

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          Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the U.S. Act or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a  form prescribed by the Company.

16.       Effective date of Plan; termination date of Plan.

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          The Plan shall be deemed effective as of September 10, 2003. The Plan shall terminate at midnight on September 10, 2013 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.       Other provisions.

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          The following provisions are also in effect under the Plan:

     (a)  the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

     (b)  any expenses of administering the Plan shall be borne by the

          Company;

     (c)  this Plan shall be construed to be in addition to any and all other compensation plans or programs.  The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the

          Board may deem necessary or desirable; and

     (d)  the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and

          determined exclusively and solely in accordance with the laws of the Province of British Columbia, Canada.

          This Plan is dated and made effective on this 2nd day of February, 2005.

BY ORDER OF THE BOARD OF DIRECTORS OF

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HEMPTOWN CLOTHING INC.

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Per:

"Jerry Kroll"

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Chairman, CEO, and a director